Exhibit 99.1
INVESTOR PRESENTATION 1st Quarter, 2007

Forward Looking Statements & Safe Harbor This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are “forward-looking statements”. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “intend,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue” or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Agenda Executive Summary Financial Review Conclusion Appendix

Strong Stock Performance Since July 2006 IPO Relative Stock Price Comparison Daily from July 12, 2006 to May 09, 2007

A Five Year Old Franchise Allied World is a leading Bermuda based property and casualty insurer and reinsurer A maturing company that has generated strong results since inception — Track record of organic premium growth — Diversified mix of business with strong operating platforms in Bermuda, Europe and the U.S. — Strategic focus on direct insurance and casualty risks — Complementary reinsurance and direct property books of business Risk management culture — Balancing expected returns with capital preservation is primary objective — Controls and authorities are developed centrally and understood globally by all employees — Manage property catastrophe exposure for a 1-in-250-year event to about 10% of total capital — Prudent reserving practices have been a hallmark of Allied World since inception Excellent capitalization and strong financial flexibility — Capital base of $2.9 billion with debt to capital ratio under 20% — Conservative investment base in excess of $6 billion and generating significant returns Industry leading executive management team Low cost operating structure Strong financial strength and debt ratings

Building for Our Future “As proud as we are of our accomplishments, we are really more excited about our future” Allied World has established a strong foundation — Experienced Board of Directors — Successful Initial Public Offering in July 2006 — Completely independent IT systems and support functions New Bermuda Headquarters — Centralized 4 Bermuda offices into our new corporate headquarters — Allied World is one of the largest insurance company employers in Bermuda New Brand Identity — Revamped our brand elements including our logo and website — Reflective of our corporate culture which is a blend of contemporary and conservative values — Strategic decision to better communicate brand attributes and enhance our position in the marketplace Growth in Non-Bermuda Operations — U.S. operating platform has expanded and entered program business including recently announced Program Manager Agreement with C.V. Starr. — European operations premiums grew by 5% in 2006 and opened a Box at Lloyd’s

Strong Growth Since Inception Gross Premiums Rigorous focus on profitability — ($MM) 4.8% decline on underwriting year basis in Q1 2007 Maintaining underwriting discipline as market softens in 2007 in most lines and geographies With the diverse lines we offer and our global operating platforms, Allied World is nimble and can quickly access market opportunities as they develop Strong existing relationships with distribution:

Geographic Strategy
Bermuda Europe United States Corporate Headquarters Dublin and London New York, Boston, Chicago & San Francisco 162 Employees at 12/06 46 Employees at 12/06 71 Employees at 12/06 $1.2 billion GPW in 2006 $279 million GPW in 2006 $172 million GPW in 2006 Direct property and casualty for North Direct property and casualty insurance Direct property and casualty for middle American Fortune 1000 companies. for large European and international market and non-Fortune 1000 Treaty & facultative reinsurance accounts. companies. Generally do business on primarily for U.S. exposures. E&S basis but adding admitted capability.

Diversified Portfolio Allied World has a diversified book of business that allows it to target product lines based on market conditions Long term strategy has been to emphasize insurance and casualty lines

Leading Specialty Casualty Operation STRENGTHS AND STRATEGY Emphasis on specialty excess lines Lead player in middle excess layers — Ground-up underwriting approach is a key strength — Results in preferred market position Diversified risk portfolio — General casualty — covers complex risks in variety of industries and territories — Professional liability — covers D&O, employment practices, fiduciary and E&O — Healthcare — covers hospitals, long term care facilities and managed care OUTLOOK Competition is increasing and rates continue to decline, however rates remain adequate and terms and conditions are holding

Leading Bermuda Direct Property Operation STRENGTHS AND STRATEGY Leading direct writer of primary property insurance in Bermuda Solely commercial accounts — No direct impact from Florida legislation Opportunistic approach Allied World’s franchise helps maintain client loyalty — Capacity — Claims handling — Ability to offer other product lines Manage line size and overall exposure Reduction in low-return energy accounts OUTLOOK Competition increasing but margins still particularly attractive for catastrophe exposed business Insured’s deductible levels have remained stable * Excludes $105mm and $287mm cat

Flexible Reinsurance Operation STRENGTHS AND STRATEGY Targeted to represent about 1/3rd of portfolio on a written basis Focused on E&S and specialty lines — Complements insurance book — Reduces concentration of risk Provides ability to react quickly to changing market conditions Only dedicated Bermuda casualty facultative operation Opportunistically provide ILW contracts OUTLOOK Stable property market in U.S. and for most global catastrophe business which offers continued profit opportunities Softening of underlying professional liability and general casualty pricing has necessitated shift to providing more XOL covers where market opportunities are more attractive * Excludes $82mm and $245mm cattively losses

Agenda Executive Summary Financial Review Conclusion Appendix

1st Quarter 2007 Financial Highlights Results — 16% net income growth over prior year — $113.9 million compared to $98.1 in 1st quarter 2006 — Operating income in quarter — $120.4 million, or $2.00 per diluted share — Record Investment Income — $72.6 million — Diluted Book Value Per Share — Increased 29.8% on annualized basis to $37.89 at 3/07 — Expense Ratio — 21.8% for quarter reflecting increased compensation expenses and reduced premium writings — Combined ratio of 79.7% which benefited by 9.1 points from favorable reserve development Production — Gross written premiums declined by 12% primarily due to upward premium adjustments in reinsurance segment in 1st quarter 2006 — 4.8% decline on underwriting year basis reflecting response to softening market conditions including non-renewal of business that did not meet underwriting requirements, increased competition and decreasing rates Consistency — 5th straight quarter with operating income in excess of $100 million — 5th straight quarter with annualized net income and operating return on average equity in excess of 20% — 4th straight quarter with combined ratio under 80% Capital and Assets — Capital base increased to over $2.9 billion as of March 31, 2007 — Invested asset base in excess of $6.2 billion

13 Segment Results — First Quarter 2007 & 2006
Three Months Ended March 31, 2007 Property Casualty Reinsurance Total Gross premiums written $101,865 $125,189 $211,352 $438,406 Net premiums written 46,132 100,645 211,067 357,844 Net premiums earned 44,491 124,409 117,666 286,566 Net losses and loss expenses (6,865) (90,367) (68,763) (165,995) Acquisition costs (332) (6,038) (22,826) (29,196) General and administrative expenses (7,757) (15,307) (10,139) (33,203) Underwriting income 29,537 12,697 15,938 58,172 Net investment income 72,648 Net realized investment losses (6,484) Interest expense (9,374) Foreign exchange loss (32) Income before income taxes $114,930 GAAP Ratios: Loss and loss expense ratio 15.4% 72.6% 58.4% 57.9% Acquisition cost ratio 0.8% 4.9% 19.4% 10.2% General and administrative expense ratio 17.4% 12.3% 8.6% 11.6% Combined ratio 33.6% 89.8% 86.4% 79.7% Three Months Ended March 31, 2006 Property Casualty Reinsurance Total Gross premiums written $119,819 $130,494 $ 247,807 $498,120 Net premiums written 67,197 114,194 246,112 427,503 Net premiums earned 49,102 131,982 127,859 308,943 Net losses and loss expenses (33,319) (97,603) (75,038) (205,960) Acquisition costs 1,481 (9,319) (28,634) (36,472) General and administrative expenses (5,115) (9,862) (5,345) (20,322) Underwriting income 12,149 15,198 18,842 46,189 Net investment income 62,001 Net realized investment losses (5,236) Interest expense (6,451) Foreign exchange loss (545) Income before income taxes $95,958 GAAP Ratios: Loss and loss expense ratio 67.9% 73.9% 58.7% 66.7% Acquisition cost ratio (3.0%) 7.1% 22.4% 11.8% General and administrative expense ratio 10.4% 7.5% 4.2% 6.6% Combined ratio 75.3% 88.5% 85.3% 85.1%

Strong Underwriting Performance = Strong Results Gross Premiums Written by Segment ($MM) Underwriting Ratios and Annualized Operating Return on Average Equity

Prudent Reserving Philosophy · Reserves above mid-point of range — Favorable reserve development in each of the last 4 years 80% of net reserves are IBNR Net Loss Reserves at MarchMix Adequacy Range erves at of Net Res
Carried Estimate Reserves Low High Property 381 295 444 Casualty 1,758 1,312 2,031 2007 Reinsurance 855 573 997

Non-Catastrophe Reserve Efficient Operating Structure Greater percentage of direct business results in lower acquisition ratio Flat, streamlined management structure Prudent expense management culture Underwriting Expense Ratios 1All Bermuda Companies Average includes Platinum, Montpelier, Axis, ACE, Arch, Endurance, Aspen, r Re, Renaissance Re,XL Capital, Everest 2Class of 2001 Average includes ce, Aspen, Platinum, expense ratios for Arch, Montpelier, and Axis. Enduran

Investment Income Momentum Growth in investmentncome is driven by and growth in invested Strong Cash Flows = Increased Asset Base ($Billion) Increased Asset Base = Greater Investment Returns
Portfolio Yield 4.4% 3.7% 3.5% 3.9% 4.5% 4.3% 4.7% Paid Loss Ratio 1.0% 18.5% 15.3% 33.8% 38.6% 44.8% 41.6%

Investment Portfolio Conservative, with diversified fixed-income portfolio: — 99% investment grade fixed income securities — 79% of fixed income portfolio is rated AAA — Portfolio reviewed for correlation with underwriting portfolio Portfolio Summary as of 3/31/2007

Capital Management Our capital management strategy is to preserve sufficient capital to support our business plan and future growth while maintaining conservative financial leverage and earnings coverage ratios Over $800 million in capital was raised in July 2006 Total Capitalization ($MM)
Debt to Total Capital Ratio 0.00% 25.7% 18.4% 17.5% Fixed Charge Coverage — (9.0)x 14.7x 13.2x (Interest + Preferred)

Strong Financial Position Strong capitalization levels Prudent investment management strategy Conservative financial leverage Low operating leverage Conservative reserving practices Highly-rated reinsurance partners No legacy liabilities $2.9 billion as of March 31, 2006 AA average invested asset rating Debt / capital ratio well below 20% Rolling 12 month NPW/adjusted capital of 0.53x Net positive reserve development in each of the last four years and first quarter 2007 96% of ceded case reserves from counterparties rated “A-” or better by A.M. Best Founded in November 2001, not encumbered by pre-existing exposures

Agenda Executive Summary Financial Review Conclusion Appendix

Conclusion Allied World expects to generate a mid-to-high teen ROE, assuming normalized catastrophe activity Strong underwriting franchise diversified by product and geography Solid 5 year operating history Seasoned, profitable book of business Proven risk management expertise Excellent capitalization, strong balance sheet and financial flexibility Stable industry leading management team Low cost operating structure Strong financial strength and debt ratings Investment income strength

Agenda Executive Summary Financial Review Conclusion Appendix

Non-GAAP Financial Measures In presenting the company's results, management has included and discussed in this press release certain non-GAAP financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. "Operating income" is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses and foreign exchange gains or losses. The company excludes net realized investment gains or losses and net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations in a manner similar to how management analyzes the company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is a better measure of calculating shareholder returns than book value per share. "Annualized return on average equity" ("ROAE") is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. "Annualized operating return on average equity" is calculated using (1) operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and (2) average equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average equity explanation above. See slide 26 and 27 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures.

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Non-GAAP Financial Measures - Reconciliations

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Non-GAAP Financial Measures - Reconciliations (con't)

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